ING Variable Funds

ING VP Growth and Income Portfolio

(the “Portfolio”)

Supplement dated October 9, 2007

To the Adviser Class (“ADV Class”) Prospectus,
Class I Prospectus and Class S Prospectus,
each dated April 30, 2007

Effective September 28, 2007, the second paragraph in the sub-section entitled “Principal Investment Strategies” on page 6 of the ADV Class Prospectus, Class I Prospectus and Class S Prospectus, is deleted in its entirety and replaced with the following:

The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio may invest in securities convertible into common stock and may also engage in option writing.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE